UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2019

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (540) 542-6300

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 to the previously filed Current Report on Form 8-K dated October 28, 2019 is being filed to include the Exhibit 99.1 press release, which posted as a blank file in the previous submission. No modifications have been made to information contained in the original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the original 8-K.

Item 2.02.                          Results of Operations and Financial Condition.

On October 28, 2019 Trex Company, Inc. issued a press release announcing financial results for the quarterly period ended September 30, 2019.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d) Trex Company, Inc. herewith files the following exhibits:

Exhibit Number	Description of Exhibit
99.1	Press release dated October 28, 2019 announcing financial results for the quarterly period ended September 30, 2019.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: October 28, 2019	/s/ Bryan H. Fairbanks
Bryan H. Fairbanks
Executive Vice President and
Chief Financial Officer